Genocea January 2016 Exhibit 99.1

This presentation contains “forward-looking” statements that are within the meaning of federal securities laws and are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward- looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that may materially affect our results of operations include, among other things, those listed in our Annual Report on Form 10-K, our Quarterly Report for the third quarter of 2015 on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You may get copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and our other SEC filings for free by visiting EDGAR on the SEC website at http://www.sec.gov. 2 Safe Harbor Statement

3 Creating Life-changing Medicines for Patients By Directing Effective T cell Responses ATLASTM Unique platform enabling better products through better T cell antigen selection • GEN-003: most advanced therapeutic vaccine for any chronic infection • Active discovery collaborations with leading academics Immuno-oncology • Cancer vaccines (General and personal) NOW Infectious Disease • First-in-class vaccines & immunotherapies for hard-to-treat diseases • ti collaborations with leading academics • GEN-003 in Phase 3 • 2nd clinical program 2017 Potential • Cancer vaccine in clinical development

T cell Antigens Increasingly Matter; Genocea Uniquely Positioned to Find Them

- Infectious diseases
  - Genital herpes
  - Chlamydia
  - Epstein-Barr virus
  - Pneumococcus
  - Malaria
  - Staphylococcus
  - Pseudomonas
  - etc…
- Immuno-oncology
  - Cancer vaccines
  - TCRs



Conventional antigen selection approach
Predictive tools
Finds antigens to which T cells are actually responding
Distinguishes clinically relevant from immuno-dominant antigens
Works for CD4+ and CD8+ T cells
Covers all HLA supertypes¹
High throughput and comprehensive
ATLAS
Better T cell Antigen Selection

[1] Predictive tools tend to focus on single HLA molecule and Caucasian populations

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ATLAS Enables Genocea to Identify Potentially Clinically Relevant T cell Antigens



Tools Predicting Antigens
ATLAS Identifies Antigens of Optimal T cell Responses
Tools Predicting TCRs
Tumor Cell
CD4+ or CD8+ T Cell
Foundation Medicine
Neon / Gritstone
Immatics / Immunocore
DNA
RNA
Protein
Antigen Processing
Antigen Presentation via MHC
MHC I/II
MHC I/II
GENOCEA
TCR
T cell antigen
T cell Receptor
DNA
RNA
Adaptive
Tumor-associated peptide; not necessarily recognized by protective T cells

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Deep Pipeline Discovered Using ATLAS Platform 6 DISCOVERY PRE-CLINICAL PHASE 1 PHASE 2 STATUS INFECTIOUS DISEASE ATLA S GEN-003 (Immunotherapy for Genital Herpes) First-in-class Landmark efficacy for immunotherapy GEN-004 (Universal Pneumococcus Vaccine) Development suspended pending data review HSV next-gen IND in 2017 Chlamydia IND in 2018 Malaria Collaboration ongoing IMMUNO-ONCOLOGY ATLA S EBV Research initiated Cancer Vaccines Collaborations ongoing

Genital Herpes Immunotherapy GEN-003 7

• Compelling efficacy across virologic & clinical endpoints • Potential >$1bn revenue opportunity in US alone • Multiple 2016 clinical milestones – Q1: Phase 2 12 month efficacy – Q2: Phase 2b virologic efficacy – 2H: Phase 2b clinical efficacy – 2H: Combo efficacy with antivirals – 2H: End of Phase 2 meeting 8 First Ever Therapeutic Vaccine in Infectious Disease

• More than 400 million infected worldwide (WHO) • Serious consequences: – Painful recurrences – High reported depression rate – 2-4 fold higher risk of HIV acquisition • Broader healthcare system costs: – ER visits for outbreaks – Elective c-sections due to fatal neonatal infection risk • Unmet needs across patient segments: – Incomplete efficacy – Substantial compliance burden – Limited treatment options 9 Genital Herpes is a Serious, Poorly Controlled Infection Physician-Reported Genital Herpes Treatment* 36% 43% 22% Untreated Episodic Chronic Source: * Genocea-sponsored market research

• Infection caused by herpes simplex viruses (HSV) • Periodic disease reactivation causes viral shedding at rates specific to individual patients • Shedding necessary for genital lesions, disease transmission 10 Reducing Viral Shedding Affords Path to Better Control Virus moves from nerve cell to skin and mucosa Nerve cell Skin cells Viral Shedding Genital mucosa Virus lays dormant in nerve ganglia

11 Landmark Results in Phase 1/2a Trial • ICAAC 2013 late-breaker podium presentation for post dose 3 viral shedding results • IDSA 2014 podium presentation for full results Matrix-M2 Adjuvant gD2ΔTMR B cell Antigen • Novel T cell antigen potentially decisive for efficacy GEN-003 Designed to Direct T cells ICP4.2 T cell Antigen First Effective Immunotherapy vs. Chronic Infection Rate Reductions vs. Baseline for 30 µg per protein / 50 µg of adjuvant -52% -40% -48% -65% -75% -50% -25% 0% Baseline After dose 3 6 months C ha ng e vs . b as el in e Viral Shedding Rate Genital Lesion Rate p<0.001 p<0.001 p<0.001 p<0.001

Phase 2 Trial Designed to Confirm Profile and Dose

Goals & Objectives

- Explore and justify protein and adjuvant dose for Phase 3
- 1° – Confirm best dose by impact on viral shedding rate
- 2° – Compare impact on clinical disease, safety & immunogenicity

Trial Design

- 310 subjects with moderate-to-severe disease
- 7 dose groups; ~45 subjects per group*
- Shedding, lesion rates collected for 28 days
  - Baseline (pre-dosing), post dosing, 6 months, 12 months

		Adjuvant dose		
		25 µg	50 µg	75 µg
Protein dose	30 µg	✓	✓ (Effective dose from first study)	✓
	60 µg	✓	✓	✓
Placebo*	✓			

*Placebo patients included for the immediate post-dosing evaluation only; patients subsequently rolled into active treatment substudy

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-100% -50% 0% Baseline Post dose 3 6 Months C ha ng e v s. b a se lin e 30/25 µg 30/50 µg 30/75 µg 60/25 µg 60/50 µg 60/75 µg Placebo 13 Sustained Reduction in Viral Shedding Rate Through 6 Months • Stronger response at 6 months than in Ph 1/2 – 58% vs. 40% • Upside potential for durable effect to 12 months Viral Shedding Rate Reduction vs. Baseline *** * Poisson model analysis vs. baseline *** p<0.0001, * p<0.05 Protein dose / adjuvant dose *** *** *** *** *** *** *** ***

14 Compelling Efficacy at 6 Months Post Dosing on Potential Phase 3 Endpoints Median Time to First Outbreak Note: Placebo patients unblinded after post-dose 3 28-day observation period. Day 28 Unblinding Note: Placebo patients rolled to active drug after unblinding Day 182.5 Days after Last GEN-003 Dose (Dose 3) Le si o n Re c ur re nc e F re e P ro b a b ili ty Active arms Placebo arm % Lesion Free at Six Months* * GEN-003 data displayed as mean ** VAL, FAM from P3 trials; Placebo n=134, Valtrex Phase 3 trial *** Cochrane review conducted a metaanalysis of 26 trials involving 6,950 patients on suppressive antiviral therapy with valacyclovir or famciclovir; concluded that no one antiviral was superior to the others 0% 10% 20% 30% 40% 50% 60% % S ub je c ts L e sio n Fr e e a t 6 M o nt hs

Efficacy Seen Across Additional Clinical Endpoint



Genital Lesion Rate Reduction vs. Baseline
0%
-50%
-100%
Change vs. baseline
Baseline
Post dose 3
6 Months
30/25 µg
30/75 µg
60/50 µg
Placebo
30/50 µg
60/25 µg
60/75 µg
Protein dose / adjuvant dose

Poisson model analysis
vs. baseline *** p<0.0001, * p<0.05

- Sustained reductions at 6 months
- Lesion rates results broadly parallel viral shedding rate reductions
- Placebo response post dose 3 due to:
  - Patient reported outcome
  - Subject randomization ratio
  - Brief monitoring period/few events

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6 Months Durability Reinforces GEN-003 Value Proposition

Potential Advantages Over Oral Anti-Virals

vs. episodic treatment

(~2/3 treated patients)

- Reduce outbreaks
- Reduce shedding to lower risk of transmission

vs. chronic suppression

(~1/3 treated patients)

- Durable efficacy via novel mechanism
- Orals reserved as rescue during outbreaks
- Improved compliance & convenience

>$1bn

Potential cornerstone treatment for genital herpes with >$1bn GNCA revenue opportunity in US alone

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17 Milestone Rich 2016 Enables 2017 Phase 3 Start 2016 2017 Q1: 12 month Q2: Post Dose 3 6 month 12 month 6 month 12 month FDA EoP2 Post Dose 3 Phase 2 Dose Optimization Phase 2b Phase 2b Antiviral Combination Phase 3 Regulatory • Upside if durable to 12 months • Booster timing • Confirm robust efficacy with new material • Confirm Phase 3 program • Confirm additive effect Note: Dose Regimen study is now planned to be completed as part of the Phase 3 program

ATLAS: Enabling New Immuno-oncology Therapies 18

19 Partnering with World Leaders to Expand T cell Cancer Antigen Discovery Efforts Center Collaborators Disease Antigens Dana-Farber Cancer Institute Stephen Hodi, MD Melanoma Tumor- associated antigens Memorial Sloan Kettering Cancer Center Tim Chan, MD, PhD Jedd Wolchok, MD, PhD Melanoma NSCLC Neoantigens Late-breaker at SITC on Nov 7 2015 • Responders, non-responders to therapy are different – Breadth of T cell responses – Characteristics of responses • ‘Decoy’ responses identified with no link to improved outcomes Goal • Cancer vaccine antigens Goal • Personalized cancer vaccine antigens

• Therapeutic potential against cancers with unmet needs: – Post-transplant lymphoproliferative disease – Non-Hodgkin’s lymphoma – Nasopharyngeal carcinoma – Gastric carcinoma • Highly suited to ATLAS – T cells responses are crucial to protection – A large virus, making antigen prediction extremely challenging – EBV is a herpesvirus • Discovery research ongoing 20 Epstein-Barr Virus Immunotherapy Program Underway

Genocea Value Proposition 21

Corporate Summary Phase 2b asset with efficacy confirmed and multiple 2016 milestones • Compelling efficacy profile and dose confirmed • Efficacy seen consistently across potential Phase 3 endpoints • Potential >$1bn revenue opportunity in US alone • 2016 milestones: – Q1: Phase 2 12 month efficacy – Q2: Phase 2b virologic efficacy – 2H: Phase 2b clinical efficacy – 2H: Combo efficacy with antivirals – 2H: End of Phase 2 meeting New Applications May Drive Near Term Milestones • Innovative T cell target discovery capability to identify next-generation product candidates across multiple classes • Cancer vaccine target identification potential Flexible Capital Strategy • Sufficient cash into H2 2017 • Full control over rights to assets 22 GEN-003 ATLAS $$

Genocea Biosciences, Inc. NASDAQ: GNCA Cambridge Discovery Park 100 Acorn Park Drive 5th floor Cambridge, MA 02140 USA Phone: +1 617.876.8191 www.genocea.com 23

• Cash at Q3 2015 – $112.5m • Funded into H2 2017 • Additional capital flexibility – $50m ATM facility filed (no sales to date) – Debt facility - $17.0m drawn, further $10.0m available – Business development • Shares outstanding (11/3/15) – Basic – 28.1m – Fully diluted – 31.1m 24 Capital Strength and Structure

25 GEN-003-001 Data Tables Viral Shedding Rate Baseline Treatment Group Rate # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline Placebo 12.4 26 12.8 3% 23 16.6 34% 13 12.3 -1% Proteins only 7.4 26 10.0 35% 22 8.6 16% 15 14.4 95% GEN-003 (10 µg) 10.8 27 10.8 0% 26 14.3 60% 0 - - GEN-003 (30 µg) 13.4 27 6.4 -52% 19 8.0 -40% 20 12.3 -8% GEN-003 (100 µg) 15.0 26 10.3 -31% 24 12.4 -17% 20 11.1 -26% Genital Lesion Rate Baseline Treatment Group Rate # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline Placebo 7.2 26 9.1 26% 23 9.2 28% 13 4.0 -44% Proteins only 9.5 26 6.7 -29% 22 6.7 -29% 15 2.6 -73% GEN-003 (10 µg) 14.7 27 9.0 -39% 26 11.2 -24% 0 - - GEN-003 (30 µg) 9.7 27 5.0 -48% 19 3.4 -65% 20 5.6 -42% GEN-003 (100 µg) 6.8 26 3.7 -46% 24 4.6 -32% 20 5.8 -15% After Dose 3 After 6 months After 12 months After Dose 3 After 6 months After 12 months Statistically significant p<0.001 Note: Data collected at 12 months, presented as descriptive only; no statistical testing performed because too few subjects contributed data

Viral Shedding Rate Baseline Treatment Group Rate # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline Placebo 23.2 44 22.2 -4% NA NA NA NA NA NA 30 µg / 25µg 13.6 43 11.3 -17% 38 11.8 -13% 30 µg / 50µg 17.5 40 10.8 -38% 38 8.7 -50% 30 µg / 75µg 14.5 43 9.3 -36% 41 13.7 -6% 60 µg / 25µg 19.5 44 11.0 -44% 40 11.8 -39% 60 µg / 50µg 27.1 42 16.0 -41% 38 14.5 -46% 60 µg / 75µg 18.9 41 8.5 -55% 39 7.9 -58% Genital Lesion Rate Baseline Treatment Group Rate # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline # of Subjects Rate Change from Baseline Placebo 16.2 45 6.2 -62% NA NA NA NA NA NA 30 µg / 25µg 9.4 43 5.0 -47% 38 10.5 12% 30 µg / 50µg 9.0 40 6.2 -31% 38 3.9 -57% 30 µg / 75µg 14.4 43 7.4 -49% 41 7.5 -48% 60 µg / 25µg 15.1 44 5.3 -65% 40 4.7 -69% 60 µg / 50µg 12.7 42 3.9 -69% 38 6.2 -51% 60 µg / 75µg 12.7 41 5.1 -60% 39 7.3 -43% After Dose 3 After 6 months After 12 months After Dose 3 After 6 months After 12 months 26 GEN-003-002 Data Tables Statistically significant vs. baseline p<0.0001, Poisson model analysis Statistically significant vs. baseline p<0.05, Poisson model analysis